CONFIDENTIAL
Exhibit 10.163

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

THIRD AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Third Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “First Amendment”) is made and entered into as of this 4th day of June, 2008 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended on February 15, 2008 and April 9, 2008 (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** (***) *** transponders and up to *** (***) *** transponders on Galaxy 18, and *** (***) *** transponder, and *** (***) *** transponder on Horizons 1, and an additional *** (***) *** Transponder Segment on Horizons 1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement to extend the term of the Additional *** Transponder capacity;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, on a full time basis twenty-four (24) hours a day, seven (7) days a week), in outerspace, for the Capacity Term (as defined here), the Customer’s Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B.  For purposes of this Agreement, the “Customer’s Transponder Capacity” or “Customer’s Transponders” shall consist of (a) *** (***) ***, *** (***.***, ***) *** transponders (collectively, the “*** Transponders’ and individually, the “*** Transponder”) and up to *** (***) *** transponders as set forth in Section 1.5, below, as described in Appendix A to this Agreement from that certain U.S. domestic satellite referred to by Intelsat as “Galaxy 18,” which is currently waiting for launch and planned to replace “Galaxy XR” located in geostationary orbit at 123 degrees West Longitude, and (b) *** (***) ***, *** transponder (the “*** Transponder”) and (c) a *** Transponder Segment from the *** (***) additional *** transponder as set forth in Section 1.6, below, as described in Appendix A to this Agreement from the *** payload of that certain satellite referred to by Intelsat as “Horizons 1” at 127 degrees West Longitude.  The transponders on the Satellite and the beams in which these transponders are grouped are referred to as “Transponder(s)” and the “Beam(s),” respectively.  Galaxy 18 or Horizons 1 or such other satellite as to which Customer may at the time be using capacity hereunder, as applied in context herein, is referred to as the “Satellite.”  Intelsat shall not preempt or interrupt the provision of the Customer’s Transponder Capacity to Customer, except as specifically permitted under this Agreement.

3.	Additional Transponder Capacity Term. The Capacity Term for the Additional Transponder Capacity shall be extended from ***, *** to *** (the “Additional *** Transponder Capacity Term”).

4.	Monthly Fee. The Monthly Fee for the Additional *** Transponder Capacity shall be US$***,*** per month.

5.
Non-Applicable Provisions from the Agreement.  Intelsat and Customer agree and acknowledge that the terms of the backup protection from the Agreement (including, without limitation, Article 17 and any and all references to such backup protection shall not apply to the Additional *** Transponder Capacity.

6.	Except as specifically set forth in this Amendment, all terms and conditions of the amendment remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Third Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                                                                             GCI COMMUNICATION CORP.

/s/ Patricia Casey	/s/ Jimmy R. Sipes
Name: Patricia Casey	Name: Jimmy R. Sipes
Title: Senior VP and Deputy General Counsel	Title: VP Network Services & Chief Engineer